                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-12


                              SMART & FINAL INC.
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:


     (2) Aggregate number of securities to which transaction applies:


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


     (4) Proposed maximum aggregate value of transaction:


     (5) Total fee paid:


[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:


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                       SUPPLEMENT TO PROXY STATEMENT OF
                              SMART & FINAL INC.
                         FOR ANNUAL MEETING TO BE HELD
                                 JULY 2, 2002

     This Supplement supplements the Proxy Statement of Smart & Final, Inc. (the "Company"), dated as of June 14, 2002, which relates to the Annual Meeting of Stockholders scheduled for July 2, 2002. The following sets forth certain information relating to the equity compensation plans of the Company as of December 30, 2001, the most recently completed fiscal year of the Company:

                     EQUITY COMPENSATION PLAN INFORMATION

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Plan Category                           Number of securities to be           Weighted-average        Number of securities remaining
                                          issued upon exercise of           exercise price of         available for future issuance
                                       outstanding options, warrants       outstanding options,      under equity compensation plans
                                                and rights                 warrants and rights       (excluding securities reflected
                                                                                                             in column (a))
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                                                    (a)                            (b)                             (c)
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
Equity compensation plans approved
by security holders:

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     Stock Incentive Plan:                       547,147                         $11.2914                             0
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     Long-Term Equity
     Compensation Plan:                        2,306,675                         $10.0840                       906,751 (1)
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     Non-Employee
     Director Stock Plan:                              0                         $      0                       125,000 (2)
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Equity compensation plans not
approved by security holders:

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    Options to purchase
    Common Stock (3):                            158,500                         $ 9.4594                             0
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          Total                                3,012,322                         $10.2704                     1,031,751
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

(1) These shares are also available for grant as restricted stock awards, stock appreciation rights and other stock-based incentives.

(2) These shares are available for award pursuant to an annual formula grant. The number of shares awarded is equal to the quotient of $15,000 divided by the fair market value of the Company's stock on the date of award.

(3) Represents individual options to purchase shares of the Common Stock granted to certain non-employee directors of the Company. Each of those options provides for a term of 10 years and reflects an exercise price equal to the fair market value of the Company's Common Stock as of the date of grant thereof. For options granted on May 4, 1999 (covering an aggregate of 100,000 shares), one-third vest at each of the first, second and third anniversaries of the grant. For the remaining options granted on May 11, 1999 and May 1, 2000, one-third become exercisable two years after the grant date and each year thereafter, so that 100% is exercisable four years after grant date. It is contemplated that these options will be included in the Non-Employee Director Stock Plan as discussed in the Proxy Statement under the section thereof describing the proposal to amend the Non-Employee Director Stock Plan.

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